Exhibit 10.1

Purchase Order #9186G

Vendor: Harro Hofliger Packaging Systems 350 S. Main St. Suite 315 Doylestown, PA 18901 Contact: Joe Pistorius Email: jpistorius@hofliger.com Web: www.x-rates.com/calculator.html	Ship To: Zosano Pharma Corporation 34790 Ardentech Court Fremont, California 94555 US Attn: Hayley Lewis, Room: 2114 Email: purchasing@zosanopharma.com Web: www.zosanopharma.com	Bill To: Zosano Pharma Corporation 34790 Ardentech Court Fremont, California 94555 US Email: purchasing@zosanopharma.com

Order Date: 5/23/18 Carrier: Best Way FOB: Ship Point Terms: Net 30 Agent: Scott Cosner, scosner@zosanopharma.com

	Quote	ETA	Delivery	Product No.	Item Description	Qty	U of M	Tax	Price	Ext
1.	4853 - 5499/18_PR108313		Standard Shipping		ZCAPX M207 Commercial Coating and Primary Packaging Machine	11,545,711	Dollars	5.3125%	$1.00	$11,545,711.00

• Payment terms: $1,500,000.00 upon order $1,500,000.00 at 60 days after PO acceptance 25% after finalizing/approval of design 20% after completion of manufacturing of parts/at assembly start 20% after approval at manufacturer’s plant & before shipment 10% within 30 days at the latest after date of invoice, net									Subtotal:	$11,545,711.00

									Tax:	$613,365.90

									Misc:	$0.00

									Freight:	$0.00

									Total:	$12,159,076.90

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